Exhibit 99.1

Verano Introduces On The Rocks, New Multi-Format Brand Anchored Around Solventless Extraction Methods, Across Core Markets

On The Rocks offers small batch solventless extracts, including live rosin cartridges, concentrates and gummies, hand-crafted for the most pure and flavorful expression of the plant

●	On The Rocks™ solventless extracts are developed through dry sifting and ice water extraction methods to capture the essence of cannabis flower by isolating its cannabinoid- and terpene-rich trichomes
●	On The Rocks™ first launched in Pennsylvania earlier this month with Illinois planned for mid-June, followed by Florida, and additional core markets including Arizona and New Jersey in later 2023

CHICAGO, June 14, 2023 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the launch of On The Rocks™, a line of small-batch solventless extracts hand-crafted to express the purest form and flavor of the cannabis plant. On The Rocks products first launched in Pennsylvania earlier this month, and are now hitting Zen Leaf retail shelves in Illinois. In the second half of 2023, the Company expects to launch On The Rocks in three additional core markets: Arizona, Florida and New Jersey.

Defined by solventless extraction methods dating back thousands of years, On The Rocks extracts are developed using fresh-frozen flower and dry-sift methods to collect the cannabinoid- and terpene-rich trichomes.

“Introducing On The Rocks solventless extracts to our expanding brand portfolio recognizes and responds to cannabis connoisseurs’ appetite for refined experiences, flavors and formats,” said George Archos, Verano Founder and Chief Executive Officer. “Solventless extraction methods have been leveraged for centuries, and we’re excited to harness that tradition by offering On The Rocks hand-crafted extracts across five of our core markets to satisfy consumers’ increasing demand in the category.”

The On The Rocks product portfolio includes:

●	Live Rosin Cartridge: Dab on the go with On The Rocks Live Rosin vape cartridges. Freshly harvested flower is frozen to retain maximum cannabinoids and terpenes, extracted by collecting potent trichomes using an ice water bath, pressure and heat.

●	Live Rosin Gummies: Pure plant power meets juicy, palate-pleasing flavor. Infused with Live Rosin for full-spectrum benefits, On The Rocks gummies are strain-specific and crafted with solventless ice-water extraction.

●	Live Rosin Badder: It starts with Live Rosin that is extracted by isolating terpene- and cannabinoid-rich trichomes through an ice water bath and pressed to produce the desired oil. The oil is then whipped to create a smooth, homogenous extract with an even distribution of cannabinoids and terpenes to maximize flavor and optimize consistency.

●	Live Rosin Coin: Live Rosin coins are terpene-packed for a full spectrum, true-to-flower dabbing experience. The potent solventless extract is made from fresh-frozen flower and refined in an ice water bath to collect and isolate cannabis trichomes. The hash is dried, then heated and pressed to its final form: a coin-shaped extract.

●	Light Press Hash: Light Press Hash is a nod to the original cannabis concentrate. Trichomes are collected from dried and cured flower, isolated by sifting through mesh screens to create dry sift kief. This kief is then pressed using low heat and soft pressure to form blocks that range from light sand to sandy-green in hue.

●	Full Melt Hash: Created by isolating cannabis trichomes through an ice water bath, the desired cannabinoids and terpenes are expressed by applying heat and pressure. The result is a top-quality solventless concentrate that fully melts, leaving no residue.

●	Temple Balls: Temple Balls are created by hand-rolling, an essential piece as the outer shell protects the terpenes and cannabinoids, preserving its true-to-flower flavor and aroma.

From 2019 to 2022, the total United States cannabis concentrates category grew 31% and is projected to grow an additional 11% by 20271. On The Rocks joins the Company’s expansive brand portfolio that includes its namesake Verano™ Reserve and Essence flower, Swift Lift mini pre-rolled joints, extracts and vaporizers; MÜV™ flower, pre-rolled joints, vaporizers, concentrates, topicals, oral sprays, EnCaps™ capsules, tinctures, transdermal patches and gels; Savvy™ flower and vaporizers, larger-format cannabis products catering to more value-driven patients and consumers; BITS™ low-dose, high-function edibles; Encore™ Edibles, hand-crafted cannabis gummies, hard candies, mints, caramels and chocolates; and Avexia™ topicals, tablets, tinctures and RSO products that are made to effortlessly enhance any self-care routine.

For more information about On The Rocks, solventless extracts and Verano, visit the On The Rocks website, a blog post featuring Verano’s solventless extraction process, and www.verano.com.

About Verano

Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano offers a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners and produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Verano™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s active operations span 13 U.S. states, comprised of 14 production facilities with over 1,000,000 square feet of cultivation capacity. Learn more at www.verano.com.

1 Source: BDSA

Contacts:

Media

Verano

Grace Bondy

Senior Manager, Communications

Grace.Bondy@verano.com

Investors

Verano

Julianna Paterra, CFA

Vice President, Investor Relations

Julianna.Paterra@verano.com

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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